iShares®

Supplement dated September 26, 2013

to each Summary Prospectus and Prospectus for each iShares Equity

Fund in iShares Trust, iShares, Inc. and iShares MCSI Russia Capped ETF, Inc. (the “Funds”).

The information in this Supplement updates information in, and should be read in conjunction with, each Summary Prospectus and Prospectus for the Funds.

The Summary Prospectuses and Prospectuses are hereby revised to add Matthew Goff as a Portfolio Manager of the Funds. Accordingly, the biography for Matthew Goff below is added to the “Portfolio Managers” section of each Prospectus for the Funds, as applicable.

Matthew Goff has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BlackRock Institutional Trust Company, N.A. (“BTC”) (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2008. Prior to that, Mr. Goff was a portfolio manager from 2007 to 2008 at US Trust, a product manager from 2006 to 2007 at Iris Financial Solutions and a product manager from 2003 to 2006 at MSCI Barra. Mr. Goff has been a Portfolio Manager of the Fund since 2013.

Diane Hsiung, Jennifer Hsui and Greg Savage will continue to be primarily responsible for the day-to-day management of each Fund, in addition to Matthew Goff. Christopher Bliss will also continue to be primarily responsible for the day-to-day management of each Fund for which he currently serves as a Portfolio Manager. Biographies for these Portfolio Managers can be found in the Prospectuses.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its affiliates.
IS-A-SU27

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

Supplement dated September 26, 2013

to the Statement of Additional Information (“SAI”) for each iShares Equity Fund in

iShares Trust, iShares, Inc. and iShares MCSI Russia Capped ETF, Inc. (the “Funds”).

The information in this Supplement updates information in, and should be read in conjunction with, each SAI for the Funds.

The SAIs are hereby revised to add Matthew Goff as a Portfolio Manager of the Funds. Accordingly, the information below for Matthew Goff is added to the “Portfolio Managers” section of each SAI, as applicable.

Portfolio Managers. As of September 1, 2013, Matthew Goff was also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

Matthew Goff

Types of Accounts	Number	Total Assets

Registered Investment Companies	53	$46,000,0000

Other Pooled Investment Vehicles	0	0

Other Accounts	2	156,000,000

Accounts with Incentive-Based Fee Arrangements	0	N/A

The table below shows, for Matthew Goff, the number of portfolios or accounts of the types set forth in the above table, and the aggregate of total assets in those portfolios or accounts, with respect to which the investment management fees are based on the performance of those portfolios or accounts as of September 1, 2013:

Matthew Goff

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	N/A	N/A

Other Pooled Investment Vehicles	N/A	N/A

Other Accounts	N/A	N/A

As of September 1, 2013, Matthew Goff did not beneficially own shares of the Funds.

Diane Hsiung, Jennifer Hsui and Greg Savage will continue to be primarily responsible for the day-to-day management of each Fund, in addition to Matthew Goff. Christopher Bliss will also continue to be primarily responsible for the day-to-day management of each Fund for which he currently serves as a Portfolio Manager. Information for these Portfolio Managers can be found in the SAIs.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its affiliates.
IS-SAI-SU27

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE